UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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PRIMERICA, INC.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BROADRIDGE FINANCIAL SOLUTIONS, INC. BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300 BRENTWOOD, NY 11717 BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 VOTING INSTRUCTIONS As the record holder for your shares, we will vote your shares based on your instructions. Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we may vote your shares at our discretion on those proposals we are permitted to vote on by New York Stock Exchange rules. If you sign and return this form, we will vote any unmarked items based on the board’s recommendations. If your securities are held by a bank, your securities cannot be voted without your specific instructions. PRIMERICA, INC. THIS IS A VOTING INSTRUCTION FORM. You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the upcoming Annual Meeting to be held on 05/11/22 at 08:30 A.M. EDT Make your vote count. Vote must be received by 05/10/2022 to be counted. 1472 0797 1133 0441 Visit www.ProxyVote.com Call 1-800-454-8683 Return this form in the enclosed postage-paid envelope. Attend and vote at the meeting. Scan to view materials and vote via smartphone. Voting on www.ProxyVote.com is easy and fast! Go to www.ProxyVote.com, enter the control number above and vote! The following proxy materials for the meeting are available at www.ProxyVote.com: The Annual Report, Notice & Proxy Statement X THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION. PRIMERICA, INC. The Board recommends you vote FOR the following director nominee(s): 1A through 1K For Against Abstain 1A. Election of Director: John A. Addison, Jr. [    ] [    ] [    ] 1B. Election of Director: Joel M. Babbit [    ] [    ] [    ] 1C. Election of Director: P. George Benson [    ] [    ] [    ] 1D. Election of Director: Amber L. Cottle [    ] [    ] [    ] 1E. Election of Director: Gary L. Crittenden [    ] [    ] [    ] 1F. Election of Director: Cynthia N. Day [    ] [    ] [    ] 1G. Election of Director: Sanjeev Dheer [    ] [    ] [    ] 1H. Election of Director: Beatriz R. Perez [    ] [    ] [    ] 1I. Election of Director: D. Richard Williams [    ] [    ] [    ] 1J. Election of Director: Glenn J. Williams [    ] [    ] [    ] 1K. Election of Director: Barbara A. Yastine [    ] [    ] [    ] The Board recommends you vote FOR the following proposal(s): 2 and 3 For Against Abstain 2. To consider an advisory vote on executive compensation (Say-on- Pay). [    ] [    ] [    ] Please check this box if you plan to attend the Meeting and vote your shares in person. [    ] For Against Abstain 3. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal 2022. [    ] [    ] [    ] *NOTE* Such other business as may properly come before the meeting or any adjournment thereof. Signature [PLEASE SIGN WITHIN BOX] Date 1472 0797 1133 0441 05/11/22 123,456,789,012.00000 74164M108 *****ACCOUNT P65065-01S GS2 0001214878_1 R1.0.0.24 U18675 11

BROADRIDGE FINANCIAL SOLUTIONS, INC. BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300 BRENTWOOD, NY 11717 IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS (HH) BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 1 OF 2 2 2 VOTING INSTRUCTIONS As the record holder for your shares, we will vote your shares based on your instructions. Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we may vote your shares at our discretion on those proposals we are permitted to vote on by New York Stock Exchange rules. If you sign and return this form, we will vote any unmarked items based on the board’s recommendations. If your securities are held by a bank, your securities cannot be voted without your specific instructions. PRIMERICA, INC. THIS IS A VOTING INSTRUCTION FORM. You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the upcoming Annual Meeting to be held on 05/11/22 at 08:30 A.M. EDT Make your vote count. Vote must be received by 05/10/2022 to be counted. 1472 0797 1133 0441 Visit www.ProxyVote.com Call 1-800-454-8683 Return this form in the enclosed postage-paid envelope. Attend and vote at the meeting. Scan to view materials and vote via smartphone. Voting on www.ProxyVote.com is easy and fast! Go to www.ProxyVote.com, enter the control number above and vote! The following proxy materials for the meeting are available at www.ProxyVote.com: The Annual Report, Notice & Proxy Statement X PAGE 1 OF 2 THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION. PRIMERICA, INC. The Board recommends you vote FOR the following director nominee(s): 1A through 1K For Against Abstain 1A. Election of Director: John A. Addison, Jr. [    ] [    ] [    ] 1B. Election of Director: Joel M. Babbit [    ] [    ] [    ] 1C. Election of Director: P. George Benson [    ] [    ] [    ] 1D. Election of Director: Amber L. Cottle [    ] [    ] [    ] 1E. Election of Director: Gary L. Crittenden [    ] [    ] [    ] 1F. Election of Director: Cynthia N. Day [    ] [    ] [    ] 1G. Election of Director: Sanjeev Dheer [    ] [    ] [    ] 1H. Election of Director: Beatriz R. Perez [    ] [    ] [    ] 1I. Election of Director: D. Richard Williams [    ] [    ] [    ] 1J. Election of Director: Glenn J. Williams [    ] [    ] [    ] 1K. Election of Director: Barbara A. Yastine [    ] [    ] [    ] The Board recommends you vote FOR the following proposal (s): 2 and 3 For Against Abstain 2. To consider an advisory vote on executive compensation (Say-on- Pay). [    ] [    ] [    ] Yes No HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household. [    ] [    ] Please check this box if you plan to attend the Meeting and vote your shares in person. [    ] For Against Abstain 3. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal 2022. [    ] [    ] [    ] *NOTE* Such other business as may properly come before the meeting or any adjournment thereof. Signature [PLEASE SIGN WITHIN BOX] Date 1472 0797 1133 0441 05/11/22 123,456,789,012.00000 74164M108 *****ACCOUNT P65065-01S GS2 0001214878_1 R1.0.0.24 U18675 11

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS (HH) BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 Page 2 OF 2 2 3 PAGE 2 OF 2 PLEASE RETAIN FOR YOUR RECORDS HHSTD5 IMPORTANT NOTICE REGARDING HOUSEHOLDING ELECTION OF SHAREHOLDER COMMUNICATIONS In December 2000, the Securities Exchange Commission enacted a rule that allows multiple shareholders residing at the same address the convenience of receiving a single copy of all shareholder communications if they consent to do so. This is known as” Householding”. Please note that if you do not respond to this notice, Householding will start 60 days after the mailing of this notification. We will allow Householding only upon these certain conditions: • The issuer agrees to have its documents Househeld. • You agree to or do not object to the Householding of your materials. • You have the same last name and exact address as another shareholder(s). The HOUSEHOLDING ELECTION, which appears on the enclosed proxy card, provides a means for you to notify us whether or not you consent to participate in Householding. By marking “Yes” in the block provided, you will consent to participate in Householding. By marking “No”, you will withhold your consent to participate. If you do nothing, you will be deemed to have given your consent to participate. Your affirmative or implied consent to Household will remain in effect until you revoke it. If you wish to revoke your consent, please call 1-866-540-7095 and follow the instructions or you may send a written request with your name, the name of your financial institution and your account number at the firm to: Householding Department, 51 Mercedes Way, Edgewood, NY 11717. If you revoke your Householding election, each primary account holder will begin receiving individual copies within 30 days of your revocation. P65065-01S HHSTS4 V.2.0